UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: (811-05989)

Exact name of registrant as specified in charter:	Putnam Global Utilities Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2010

Date of reporting period: November 30, 2009

Item 1. Schedule of Investments:

Global Utilities Fund

The fund's portfolio
11/30/09 (Unaudited)

COMMON STOCKS (98.6%)(a)
	Shares	Value

Cable television (0.3%)
Jupiter Telecommunications Co., Ltd. (Japan)	1,088	$1,022,917
		1,022,917

Chemicals (0.6%)
Yingde Gases Group Co. (China) (NON)	1,624,500	1,676,947
Yingde Gases Group Co. 144A (China) (NON)	154,500	159,488
		1,836,435

Electric utilities (68.0%)
AGL Energy, Ltd. (Australia)	274,960	3,478,559
Allegheny Energy, Inc.	90,600	1,991,388
Alliant Energy Corp.	146,234	4,018,510
Ameren Corp.	75,859	1,971,575
American Electric Power Co., Inc. (S)	247,250	7,958,978
CMS Energy Corp. (S)	619,690	8,824,386
Constellation Energy Group, Inc.	97,000	3,086,540
Dominion Resources, Inc. (S)	85,350	3,105,033
Duke Energy Corp. (S)	317,301	5,292,581
EDF (France)	127,333	7,342,893
E.ON AG (Germany)	626,309	24,862,830
Edison International	212,745	7,243,967
Endesa SA (Spain)	203,952	6,387,866
Entergy Corp. (S)	119,907	9,430,686
Exelon Corp.	248,552	11,975,235
Great Plains Energy, Inc. (S)	294,200	5,236,760
Hong Kong Electric Holdings, Ltd. (Hong Kong)	391,500	2,126,784
Iberdrola SA (Spain)	1,304,584	12,414,680
ITC Holdings Corp.	46,900	2,085,643
Kansai Electric Power, Inc. (Japan)	177,100	4,414,155
Kyushu Electric Power Co., Inc. (Japan)	181,000	3,984,686
Northeast Utilities	117,505	2,833,046
NV Energy, Inc.	617,325	7,185,663
Oesterreichische Elektrizitaetswirtschafts AG
(Verbund) Class A (Austria)	86,250	3,895,729
Pepco Holdings, Inc.	164,400	2,679,720
PG&E Corp. (S)	334,256	14,152,399
Pinnacle West Capital Corp.	88,900	3,119,501
Public Power Corp. SA (Greece) (NON)	162,777	3,287,084
Public Service Enterprise Group, Inc.	119,440	3,745,638
RWE AG (Germany)	148,650	13,666,530
Scottish and Southern Energy PLC (United Kingdom)	76,247	1,400,804
Terna SPA (Italy)	834,282	3,461,755
Tokyo Electric Power Co. (Japan)	559,400	15,110,155
Westar Energy, Inc.	128,100	2,637,579
Wisconsin Energy Corp.	83,378	3,760,348
		218,169,686

Manufacturing (0.8%)
General Cable Corp. (NON) (S)	84,200	2,472,112
		2,472,112

Natural gas utilities (21.7%)
Centrica PLC (United Kingdom)	3,554,658	14,886,768
Gaz de France SA (France)	500,668	20,887,281
Osaka Gas Co., Ltd. (Japan)	336,000	1,226,988
Sempra Energy	133,143	7,075,219
Snam Rete Gas SpA (Italy)	1,937,854	9,713,235
Tokyo Gas Co., Ltd. (Japan)	3,301,000	13,623,418
UGI Corp.	105,300	2,472,444
		69,885,353

Power producers (4.8%)
AES Corp. (The) (NON) (S)	444,348	5,660,994
Cheung Kong Infrastructure Holdings, Ltd. (Hong Kong)	1,172,000	4,347,854
International Power PLC (United Kingdom)	1,161,191	5,304,916
		15,313,764

Telecommunications (0.7%)
Hutchison Telecommunications Hong Kong Holdings, Ltd.
(Hong Kong)	7,636,000	1,271,057
Indosat Tbk PT (Indonesia)	1,769,000	908,380
		2,179,437

Transportation services (0.8%)
Deutsche Post AG (Germany)	136,512	2,554,727
		2,554,727

Water Utilities (0.9%)
American Water Works Co., Inc.	74,468	1,656,168

United Utilities Group PLC (United Kingdom)	163,769	1,284,757
		2,940,925

Total common stocks (cost $279,106,915)		$316,375,356

CONVERTIBLE PREFERRED STOCKS (0.4%)(a)
	Shares	Value

Great Plains Energy, Inc. $6.00 cv. pfd.	20,446	$1,283,804

Total convertible preferred stocks (cost $1,287,339)		$1,283,804

SHORT-TERM INVESTMENTS (10.6%)(a)
	Principal amount/shares	Value

U.S. Treasury Cash Management Bills for an effective
yield of 0.44%, April 1, 2010 (SEGSF)	$150,000	$149,701
Short-term investments held as collateral for loaned
securities with a yield of 0.35% and due date
of December 1, 2009 (d)	32,013,421	32,013,110
SSgA Prime Money Market Fund (i)	100,000	100,000
Putnam Money Market Liquidity Fund (e)	1,775,348	1,775,348

Total short-term investments (cost $34,038,236)		$34,038,159

TOTAL INVESTMENTS

Total investments (cost $314,432,490) (b)		$351,697,319

FORWARD CURRENCY CONTRACTS TO BUY at 11/30/09 (aggregate face value $36,123,293) (Unaudited)
				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$700,078	$685,327	12/17/09	$14,751
British Pound	6,708,209	6,780,021	12/17/09	(71,812)
Canadian Dollar	3,657,646	3,588,694	12/17/09	68,952
Euro	17,564,613	17,325,764	12/17/09	238,849
Hong Kong Dollar	4,411,888	4,411,431	12/17/09	457
Japanese Yen	3,468,992	3,332,056	12/17/09	136,936

Total				$388,133

FORWARD CURRENCY CONTRACTS TO SELL at 11/30/09 (aggregate face value $20,591,887) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Australian Dollar	$1,313,366	$1,284,541	12/17/09	$(28,825)
British Pound	2,105,161	2,101,508	12/17/09	(3,653)
Euro	13,710,113	13,527,933	12/17/09	(182,180)
Hong Kong Dollar	2,577,464	2,577,212	12/17/09	(252)
Japanese Yen	1,152,111	1,100,693	12/17/09	(51,418)

Total				$(266,328)

NOTES

(a) Percentages indicated are based on net assets of $320,808,375.

(b) The aggregate identified cost on a tax basis is $314,944,374, resulting in gross unrealized appreciation and depreciation of $47,013,090 and $10,260,145, respectively, or net unrealized appreciation of $36,752,945.

(NON) Non-income-producing security.

(SEGSF) This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at November 30, 2009.

(d) The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. At November 30, 2009, the value of securities loaned amounted to $30,748,104. The fund received cash collateral of $32,013,110 which is pooled with collateral of other Putnam funds into a single broker cash account covered under the FDIC Temporary Liquidity Guarantee Program.

(e) The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $2,520 for the period ended November 30, 2009. During the period ended November 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $24,679,122 and $25,773,988, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(i) Security purchased with cash or securities received, that was pledged to the fund for collateral on certain derivative contracts.

(S) Securities on loan, in part or in entirety, at November 30, 2009.

At November 30, 2009, liquid assets totaling $337,718 have been segregated to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at November 30, 2009 (as a percentage of Portfolio Value):

United States	42.2%
Germany	12.9
Japan	12.3
France	8.8
United Kingdom	7.2
Spain	5.9
Italy	4.1
Hong Kong	2.4
Austria	1.2
Australia	1.1
Greece	1.0
China	0.6
Indonesia	0.3

Total	100.0%

Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At November 30, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management, does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Forward currency contracts: The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Outstanding contracts on Forward currency contracts at the period ended November 30, 2009 are indicative of the volume of activity during the period.

Master agreements: The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.

At November 30, 2009, the fund had a net liability position of $240,717 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $59,988.

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures ("ASC 820") was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of November 30, 2009:

			Valuation inputs

Investments in securities:		Level 1	Level 2	Level 3

Common stocks:

	Basic materials	$1,836,435	$--	$--

	Capital goods	2,472,112	--	--

	Communication services	3,202,354	--	--

	Transportation	--	2,554,727	--

	Utilities and power	177,512,600	128,797,128	--

Total common stocks		185,023,501	131,351,855	--

Convertible preferred stocks		--	1,283,804	--

Short-term investments		1,775,348	32,262,811	--

Totals by level		$186,798,849	$164,898,470	$--

		Level 1	Level 2	Level 3

Other financial instruments:		$--	$121,805	$--

Other financial instruments include forward currency contracts.

Market Values of Derivative Instruments as of November 30, 2009

	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value

Foreign exchange contracts	$463,232	$341,427

Total	$463,232	$341,427

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Utilities Fund

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer
Date: January 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer
Date: January 28, 2010

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: January 28, 2010